Exhibit 31.2

CERTIFICATION PURSUANT TO

RULE 13a-14(a) and 15d-14(a) OF THE SECURITIES EXCHANGE ACT OF 1934,

AS ADOPTED PURSUANT TO

SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Stephen Hrynewich, certify that:

1. I have reviewed this Amendment No. 1 to the Annual Report on Form 10-K for the period ended December 31, 2025 of MicroVision, Inc.;

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Date: April 30, 2026

/s/ Stephen Hrynewich
Stephen Hrynewich Interim Chief Financial Officer (Principal Financial and Accounting Officer)